EXHIBIT 99.1

TXI REPORTS THIRD QUARTER EARNINGS

March 30, 2006 – Dallas, Texas - Texas Industries, Inc. (NYSE-TXI) today reported net income from continuing operations of $11.3 million ($.47 per share) for the quarter ended February 28, 2006.  Net income from continuing operations for the same period of a year ago was $1.5 million ($.06 per share).

“TXI’s margins are regaining their two-year trend of expansion after being compressed by last fall’s dramatic spike in energy costs,” stated Mel Brekhus, Chief Executive Officer.  “Cement price increases announced in January have begun to positively impact margins.  As lower priced contracts roll off in the coming months, we expect realized prices to continue their climb.  Energy costs declined after the first of the year but remain above last year’s levels.”

Net sales for the quarter of $217 million were 20% higher than last year.  Compared to last year’s quarter, realized cement, aggregate and ready-mix concrete prices increased 20%, 14% and 16%, respectively.  Likewise, shipments of cement, aggregate and ready-mix concrete increased 3%, 1% and 8%.

Selling, general and administrative expenses increased $3 million compared to last year as a result of incentive-related costs.  Interest expense for the third quarter was up relative to a year ago due solely to the method required to allocate interest expense in last year’s quarter to steel operations.

“Construction activity in the Texas and California regions remains solid, providing a favorable environment for growth,” continued Brekhus.  “The expansion and modernization of TXI’s California cement plant is well underway.  This summer, we also expect to see the initial benefits from projects that will incrementally increase production at our North Texas cement plant.”

A teleconference will be held today, March 30, 2006 at 1:00 p.m. Central Time to further discuss third quarter results.  A real-time webcast of the conference is available by logging on to TXI’s website at www.txi.com.

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Certain statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.  Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on the Company’s business, construction activity in the Company’s markets, abnormal periods of inclement weather, unexpected periods of equipment downtime, changes in costs of raw materials, fuel and energy, the impact of environmental laws and other regulations which are more fully described in the Company’s Annual Report on SEC Form 10-K.

TXI is the largest producer of cement in Texas and a major cement producer in California. TXI is also a major supplier of construction aggregates, ready-mix concrete and concrete products.

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CONSOLIDATED STATEMENTS OF OPERATIONS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES
(Unaudited)

	Three months ended February 28,		Nine months ended February 28,

In thousands except per share	2006	2005	2006	2005

NET SALES	$216,763	$181,039	$679,411	$584,710
COSTS AND EXPENSES (INCOME)
Cost of products sold	179,397	164,238	571,553	508,005
Selling, general and administrative	20,487	17,515	58,547	57,028
Interest	7,340	5,648	24,455	15,822
Loss on debt retirements and spin-off charges	—	314	112,391	314
Other income	(5,274)	(7,008)	(17,576)	(20,470)

	201,950	180,707	749,370	560,699

INCOME (LOSS) BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	14,813	332	(69,959)	24,011
Income taxes (benefit)	3,502	(1,150)	(27,440)	5,260

INCOME (LOSS) FROM CONTINUING OPERATIONS	11,311	1,482	(42,519)	18,751
Income from discontinued operations – net of income taxes	—	14,508	8,691	64,079

NET INCOME (LOSS)	$11,311	$15,990	$(33,828)	$82,830

Basic earnings (loss) per share
Income (loss) from continuing operations	$.49	$.06	$(1.85)	$.86
Income from discontinued operations	—	.65	.38	2.93

Net income (loss)	$.49	$.71	$(1.47)	$3.79

Diluted earnings (loss) per share
Income (loss) from continuing operations	$.47	$.06	$(1.85)	$.83
Income from discontinued operations	—	.63	.38	2.82

Net income (loss)	$.47	$.69	$(1.47)	$3.65

Average shares outstanding
Basic	23,117	22,413	22,986	21,858
Diluted	27,628	23,231	22,986	22,674

Cash dividends per share	$.075	$.075	$.225	$.225

Major product shipments
Cement (tons)	1,164	1,133	3,747	3,881
Stone, sand and gravel (tons)	5,417	5,392	18,684	16,687
Ready-mix (cubic yards)	847	782	2,859	2,650
Major product prices
Cement ($/ton)	$89.62	$74.99	$85.35	$73.47
Stone, sand and gravel ($/ton)	6.40	5.60	5.96	5.59
Ready-mix ($/cubic yard)	70.49	60.99	68.54	59.43

CONSOLIDATED BALANCE SHEETS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

In thousands	February 28, 2006	May 31, 2005

	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$80,194	$251,600
Short-term investments	48,584	—
Accounts receivable – net	110,019	117,363
Inventories	103,553	83,291
Deferred income taxes and prepaid expenses	26,946	28,754

TOTAL CURRENT ASSETS	369,296	481,008
OTHER ASSETS
Goodwill	58,395	61,307
Real estate and investments	104,508	100,200
Deferred income taxes, intangibles and other charges	38,790	27,571
Net assets of discontinued operations	—	836,100

	201,693	1,025,178
PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	132,923	131,911
Buildings	45,235	45,847
Machinery and equipment	688,580	682,962
Construction in progress	62,415	22,096

	929,153	882,816
Less depreciation and depletion	490,132	470,163

	439,021	412,653

	$1,010,010	$1,918,839

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$75,111	$58,022
Accrued interest, wages and other items	33,412	49,449
Current portion of long-term debt	683	688

TOTAL CURRENT LIABILITIES	109,206	108,159
LONG-TERM DEBT	251,848	603,126
CONVERTIBLE SUBORDINATED DEBENTURES	199,937	199,937
DEFERRED INCOME TAXES AND OTHER CREDITS	61,079	80,050
SHAREHOLDERS’ EQUITY
Common stock, $1 par value	25,067	25,067
Additional paid-in capital	293,688	285,313
Retained earnings	129,576	686,476
Cost of common stock in treasury	(52,668)	(61,566)
Pension liability adjustment	(7,723)	(7,723)

	387,940	927,567

	$1,010,010	$1,918,839

CONSOLIDATED STATEMENTS OF CASH FLOWS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES
(Unaudited)

	Nine months ended February 28,

In thousands	2006	2005

CONTINUING OPERATIONS
Operating Activities
Income (loss) from continuing operations	$(42,519)	$18,751
Adjustments to reconcile income (loss) from continuing operations to cash provided by continuing operating activities
Loss on debt retirements	107,006	—
Gain on asset disposals	(9,277)	(6,154)
Depreciation, depletion and amortization	33,373	34,728
Deferred income taxes (benefit)	(26,632)	16,233
Income tax benefit from stock option exercises	—	8,000
Other - net	990	586
Changes in operating assets and liabilities
Accounts receivable - net	7,239	11,189
Inventories	(20,262)	1,135
Prepaid expenses	393	1,463
Accounts payable and accrued liabilities	(512)	6,277
Other credits	4,201	2,020

Cash provided by continuing operating activities	54,000	94,228
Investing Activities
Capital expenditures – expansions	(36,061)	(1,518)
Capital expenditures – other	(27,512)	(31,583)
Proceeds from asset disposals	14,509	6,444
Purchases of short-term investments	(48,500)	(500)
Investments in life insurance contracts	(4,071)	(58,676)
Other - net	(2,015)	(659)

Cash used by continuing investing activities	(103,650)	(86,492)
Financing Activities
Long-term borrowings	250,000	—
Debt retirements	(600,353)	(357)
Debt issuance costs	(7,356)	—
Debt retirement costs	(96,029)	—
Interest rate swap terminations	—	(6,315)
Stock option exercises	7,028	39,565
Common dividends paid	(5,172)	(4,939)
Other - net	—	—

Cash provided (used) by continuing financing activities	(451,882)	27,954

Net Cash Provided (Used) by Continuing Operations	(501,532)	35,690
DISCONTINUED OPERATIONS
Cash provided (used) by discontinued operating activities	(7,704)	7,313
Cash used by discontinued investing activities	(2,757)	(15,932)
Cash provided by discontinued financing activities	340,587	—

Net Cash Provided (Used) by Discontinued Operations	330,126	(8,619)

Increase (Decrease) in Cash and Cash Equivalents	(171,406)	27,071
Cash and Cash Equivalents at Beginning of Period	251,600	133,053

Cash and Cash Equivalents at End of Period	$80,194	$160,124

Texas Industries, Inc.
Consolidated Statements of Operations
In $ Thousands

Texas Industries, Inc.
Consolidated Statements of Operations
In $ Thousands

	FY2003	FY2004	FY2005					FY2006

			Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Shipments
Cement (Thousands of Tons)	4,900	5,298	1,449	1,299	1,133	1,513	5,394	1,342	1,241	1,164		3,747
Aggregates (Thousands of Tons)	19,003	22,282	5,830	5,465	5,392	6,929	23,616	7,313	5,954	5,417		18,684
Ready-mix (Thousands of Cubic Yards)	3,513	3,562	939	929	782	1,028	3,678	1,041	971	847		2,859
Price
Cement ($ per Ton)	68.90	68.48	71.99	73.81	74.99	79.11	75.05	82.02	84.94	89.62		85.35
Aggregates ($ per Ton)	5.55	5.43	5.58	5.60	5.60	5.90	5.68	5.73	5.85	6.40		5.96
Ready-mix ($ per Cubic Yard)	57.88	57.94	58.13	59.42	60.99	63.39	60.54	66.99	68.51	70.49		68.56
Net Sales
Cement	337,624	362,824	104,357	95,879	84,935	119,652	404,823	110,075	105,442	104,290		319,807
Aggregates	105,521	120,997	32,524	30,596	30,223	40,877	134,220	41,893	34,830	34,645		111,368
Ready-mix	203,349	206,394	54,519	55,225	47,750	65,186	222,680	69,753	66,536	59,732		196,021
Other	117,810	116,108	26,009	22,893	23,900	32,045	104,847	28,748	24,032	29,305		82,085
Interplant	(100,478)	(98,353)	(25,463)	(26,439)	(23,083)	(30,591)	(105,576)	(29,479)	(28,949)	(29,168)		(87,596)
Delivery Fees	54,292	59,209	17,127	16,444	17,314	22,924	73,809	20,894	18,873	17,959		57,726

Net Sales	718,118	767,179	209,073	194,598	181,039	250,093	834,803	241,884	220,764	216,763	—	679,411
Costs and Expenses (Income)
Cost of Products Sold	596,737	637,347	177,618	166,149	164,238	184,409	692,414	194,221	197,935	179,397		571,553
Selling, General and Administrative	70,666	74,814	19,190	20,323	17,515	21,406	78,434	23,228	14,832	20,487		58,547
Interest	14,827	24,102	5,130	5,044	5,648	7,711	23,533	9,264	7,851	7,340		24,455
Loss on Debt Retirements and Spin-off Charges		12,302	—	—	314	580	894	112,284	107	—		112,391
Other Income	(4,762)	(40,482)	(3,041)	(10,421)	(7,008)	(2,257)	(22,727)	(4,141)	(8,161)	(5,274)		(17,576)

	677,468	708,083	198,897	181,095	180,707	211,849	772,548	334,856	212,564	201,950	—	749,370

Income from Continuing Operations
Before Income Taxes	40,650	59,096	10,176	13,503	332	38,244	62,255	(92,972)	8,200	14,813	—	(69,959)
Income Taxes	13,485	16,819	2,649	3,761	(1,150)	11,551	16,811	(32,948)	2,006	3,502		(27,440)

Income from Continuing Operations	27,165	42,277	7,527	9,742	1,482	26,693	45,444	(60,024)	6,194	11,311	—	(42,519)
Income (Loss) from Discontinued Operations - net of Income Taxes	(51,362)	(4,378)	28,356	21,215	14,508	15,000	79,079	8,691	—			8,691

Income (Loss) before Accounting Change	(24,197)	37,899	35,883	30,957	15,990	41,693	124,523	(51,333)	6,194	11,311	—	(33,828)
Cumulative Effect of Accounting Change - net of Income Taxes	—	(1,551)	—	—	—	—	—	—	—	—	—	—

Net Income	(24,197)	36,348	35,883	30,957	15,990	41,693	124,523	(51,333)	6,194	11,311	—	(33,828)

Texas Industries, Inc.
Consolidated Balance Sheets
In $ Thousands

	5/31/2004	8/31/2004	11/30/2004	2/28/2005	5/31/2005	8/31/2005	11/30/2005	2/28/2006

Cash	133,053	119,946	177,439	160,124	251,600	137,503	133,287	80,194
Short-term Investments	—	—	—	—	—	—	24,527	48,584
Accounts Receivable	108,364	111,477	85,829	97,299	117,363	117,817	105,329	110,019
Inventories	89,373	82,961	84,875	88,238	83,291	87,961	90,986	103,553
Deferred Income Taxes and Prepaid Expenses	31,553	36,997	37,721	32,682	28,754	30,072	29,295	26,946

Total Current Assets	362,343	351,381	385,864	378,343	481,008	373,353	383,424	369,296
Goodwill	61,307	61,307	61,307	61,307	61,307	61,307	61,307	59,911
Real Estate and Investments	42,430	95,988	101,139	102,826	100,200	100,597	102,746	104,508
Deferred Income Taxes, Intangibles and Other Charges	39,259	33,894	34,149	28,285	27,571	36,805	37,907	37,274
Net Assets of Discontinued Operations	798,353	804,296	844,331	871,051	836,100	—	—	—

	941,349	995,485	1,040,926	1,063,469	1,025,178	198,709	201,960	201,693
Property, Plant and Equipment	865,133	869,279	879,057	890,916	882,816	885,833	900,716	929,153
Accumulated Depreciation	452,324	462,281	472,583	479,965	470,163	474,458	483,279	490,132

Net Property, Plant and Equipment	412,809	406,998	406,474	410,951	412,653	411,375	417,437	439,021

Total Assets	1,716,501	1,753,864	1,833,264	1,852,763	1,918,839	983,437	1,002,821	1,010,010

Accounts Payable	53,497	54,925	56,503	60,072	58,022	66,396	69,343	75,111
Accrued Interest, Wages and Other Items	38,833	36,587	49,718	38,713	49,449	31,966	45,644	33,412
Current Portion of Long Term Debt	699	696	694	687	688	687	685	683

Total Current Liabilities	93,029	92,208	106,915	99,472	108,159	99,049	115,672	109,206
Long Term Debt	598,412	607,640	605,195	603,507	603,126	252,188	251,848	251,848
Convertible Subordinated Debentures	199,937	199,937	199,937	199,937	199,937	199,937	199,937	199,937
Deferred Income Taxes and Other Credits	63,139	54,933	64,721	60,863	80,050	63,961	58,551	61,079
Shareholders Equity	761,984	799,146	856,496	888,984	927,567	368,302	376,813	387,940

Total Liabilities and Shareholders Equity	1,716,501	1,753,864	1,833,264	1,852,763	1,918,839	983,437	1,002,821	1,010,010

Texas Industries, Inc.
Consolidated Statements of Cash Flows
In $ Thousands

	FY2003	FY2004	FY2006					FY2006

			Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

CONTINUING OPERATIONS
Operating Activities
Income from Continuing Operations	27,165	42,277	7,527	9,742	1,482	26,693	45,444	(60,024)	6,194	11,311		(42,519)
Adjustments to Reconcile Income from Continuing
Operations to Cash Provided (Used) by Continuing Operating Activities
Loss on Debt Retirements	—	12,302	—	—	—	—	—	107,001	5	—		107,006
Loss (Gain) on Asset Disposals	687	(37,997)	(2,059)	(431)	(3,664)	(428)	(6,582)	(355)	(6,050)	(2,872)		(9,277)
Depreciation, Depletion and Amortization	49,196	47,409	11,498	11,554	11,676	11,746	46,474	11,185	11,134	11,054		33,373
Deferred Income Taxes (Benefit)	(27,726)	319	4,306	12,322	(395)	17,578	33,811	(31,832)	504	4,696		(26,632)
Income Tax Benefit from Stock Option Exercises	—	—	—	—	8,000	—	8,000	—	—	—		—
Other - Net	6,000	5,391	(89)	6,824	(6,149)	303	889	(161)	1,420	(269)		990
Changes in Operating Assets and Liabilities												—
Receivables Sold	(7,321)	(72,032)	—	—	—	—	—	—	—	—		—
Accounts Receivable - Net	(1,258)	1,052	(3,179)	25,760	(11,392)	(20,062)	(8,873)	211	11,746	(4,718)		7,239
Inventories	(1,635)	1,664	6,411	(1,913)	(3,363)	4,947	6,082	(4,670)	(3,025)	(12,567)		(20,262)
Prepaid Expenses	2,099	(5,744)	(837)	1,161	1,139	(3,143)	(1,680)	(791)	(21)	1,205		393
Accounts Payable and Accrued Liabilities	3,889	(3,011)	(2,531)	12,288	(3,378)	10,638	17,017	(11,198)	16,287	(5,601)		(512)
Other Credits	2,819	7,375	1,328	(1,379)	2,071	1,818	3,838	4,993	(3,831)	3,039		4,201

Cash Provided (Used) by Continuing Operations	53,915	(995)	22,375	75,928	(3,973)	50,090	144,420	14,359	34,363	5,278	—	54,000
Investing Activities
Capital Expenditures	(32,327)	(15,887)	(5,676)	(11,222)	(16,203)	(13,077)	(46,178)	(10,321)	(19,582)	(33,670)		(63,573)
Proceeds from Asset Disposals	11,258	47,243	2,135	472	3,837	692	7,136	817	9,612	4,080		14,509
Purchases of Short-term Investments									(24,527)	(23,973)		(48,500)
Investments in Insurance Contracts	(713)	(1,162)	(53,553)	(3,789)	(1,436)	(20)	(58,798)	(1,028)	(1,721)	(1,322)		(4,071)
Other - Net	2,961	(2,875)	(1,934)	(3,406)	4,181	482	(677)	1,605	(1,368)	(2,252)		(2,015)

Cash Provided (Used) by Investing Activities	(18,821)	27,319	(59,028)	(17,945)	(9,621)	(11,923)	(98,517)	(8,927)	(37,586)	(57,137)	—	(103,650)
Financing Activities
Long Term Borrowings	366,640	718,097	—	—	—	—	—	250,000	—	—		250,000
Debt Retirements	(371,344)	(592,398)	(5)	(343)	(9)	(342)	(699)	(600,009)	(342)	(2)		(600,353)
Debt Issuance Costs	(1,458)	(16,378)	—	—	—	(39)	(39)	(7,051)	(247)	(58)		(7,356)
Debt Retirement Costs		(8,605)	—	—	—	—	—	(96,024)	(5)			(96,029)
Interest Rate Swap Terminations		8,358	—	—	(6,315)	—	(6,315)	—	—			—
Stock Option Exercises	512	2,541	2,832	20,284	16,449	1,834	41,399	3,853	2,027	1,148		7,028
Common Dividends Paid	(6,315)	(6,336)	(1,600)	(1,644)	(1,695)	(1,704)	(6,643)	(1,711)	(1,729)	(1,732)		(5,172)
Other - Net	(1,961)	(26)	(61)	—	61		—	—	—	—		—

Cash Provided (Used) by Financing Activities	(13,926)	105,253	1,166	18,297	8,491	(251)	27,703	(450,942)	(296)	(644)	—	(451,882)

Net Cash Provided (Used) by Continuing Operations	21,168	131,577	(35,487)	76,280	(5,103)	37,916	73,606	(445,510)	(3,519)	(52,503)	—	(501,532)
DISCONTINUED OPERATIONS
Cash Provided (Used) by Discontinued Operating Activities	(5,797)	12,668	26,223	(12,055)	(6,855)	65,791	73,104	(6,587)	(527)	(590)		(7,704)
Cash Used by Discontinued Investing Activities	(23,265)	(14,068)	(3,843)	(6,732)	(5,357)	(12,231)	(28,163)	(2,712)	(45)	—		(2,757)
Cash Used by Discontinued Financing Activities	(2,117)	—	—	—	—	—	—	340,712	(125)	—		340,587

Net Cash Provided (Used) by Discontinued Operations	(31,179)	(1,400)	22,380	(18,787)	(12,212)	53,560	44,941	331,413	(697)	(590)	—	330,126

Increase (Decrease) in Cash and Cash Equivalents	(10,011)	130,177	(13,107)	57,493	(17,315)	91,476	118,547	(114,097)	(4,216)	(53,093)	—	(171,406)
Cash and Cash Equivalents at Beginning of Year	12,887	2,876	133,053	119,946	177,439	160,124	133,053	251,600	137,503	133,287	80,194	251,600

Cash and Cash Equivalents at End of Year	2,876	133,053	119,946	177,439	160,124	251,600	251,600	137,503	133,287	80,194	80,194	80,194

Texas Industries, Inc.
Reconciliation of EBITDA to Net Income and Cash Provided (Used) by Continuing Operations
In $ Thousands

	FY2003	FY2004	FY2005					FY2006

			Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

EBITDA Defined
Net Income (Loss) from Continuing Operations	27,165	42,277	7,527	9,742	1,482	26,693	45,444	(60,024)	6,194	11,311	—	(42,519)
Plus (minus):
Interest	14,827	24,102	5,130	5,044	5,648	7,711	23,533	9,264	7,851	7,340	—	24,455
Income Taxes (Benefit)	13,485	16,819	2,649	3,761	(1,150)	11,551	16,811	(32,948)	2,006	3,502	—	(27,440)
Depreciation, Depletion & Amortization	49,196	47,409	11,498	11,554	11,676	11,746	46,474	11,185	11,134	11,054	—	33,373
Loss on Early Retirement of Debt and Spin-off Charges	—	12,302	—	—	314	580	894	112,284	107	—	—	112,391

EBITDA	104,673	142,909	26,804	30,101	17,970	58,281	133,156	39,761	27,292	33,207	—	100,260

EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization, and loss on early retirement of debt EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements. It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles. EBITDA is not necessarily comparable to similarly titled measures used by other companies.

EBITDA Reconciliation
Cash from Continuing Operating Activities	53,915	(995)	22,375	75,928	(3,973)	50,090	144,420	14,359	34,363	5,278	—	54,000
Plus (minus):
Changes in Operating Assets and Liabilities	1,407	70,696	(1,192)	(35,917)	14,923	5,802	(16,384)	11,455	(21,156)	18,642	—	8,941
Deferred Taxes (Benefit)	27,726	(319)	(4,306)	(12,322)	395	(17,578)	(33,811)	31,832	(504)	(4,696)	—	26,632
Income Taxes (Benefit)	13,485	16,819	2,649	3,761	(1,150)	11,551	16,811	(32,948)	2,006	3,502	—	(27,440)
Income Tax Benefit from Stock Option Exercises	—	—	—	—	(8,000)	—	(8,000)	—	—	—	—	—
Loss (Gain) on Disposal of Assets	(687)	37,997	2,059	431	3,664	428	6,582	355	6,050	2,872	—	9,277
Interest	14,827	24,102	5,130	5,044	5,648	7,711	23,533	9,264	7,851	7,340	—	24,455
Spin-off Charges	—	—	—	—	314	580	894	5,283	102	—	—	5,385
Other - net	(6,000)	(5,391)	89	(6,824)	6,149	(303)	(889)	161	(1,420)	269	—	(990)

EBITDA	104,673	142,909	26,804	30,101	17,970	58,281	133,156	39,761	27,292	33,207	—	100,260